SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 2004

                                  _____________

                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             WASHINGTON                 0-25159           91-2094375
           (STATE OR OTHER            (COMMISSION        (IRS EMPLOYER
   JURISDICTION OF INCORPORATION)     FILE NUMBER)     IDENTIFICATION NO.)

             4700 - 42ND AVE. SW, SUITE 430
                  SEATTLE, WASHINGTON                     98116
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (206) 577-1440

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)

================================================================================

Item 2.01  ACQUISITION OR DISPOSITION OF ASSETS.

      On October 18, 2004, we filed a Current Report on Form 8-K reporting that we had acquired Tuttle Risk Management Services Inc., a Delaware corporation, pursuant to the terms of an Agreement of Merger by and among LION, LION Acq. LLC, TRMS, Anthony Berris, and Sern Clementson (the "Merger Agreement"). The date on which we completed the acquisition was October 13, 2004, and the date of the Merger Agreement was October 12, 2004.



      (c)  EXHIBITS.


EXHIBIT NO.    DESCRIPTION
-----------    -----------

    2.1 Agreement of Merger, dated October 12, 2004, by and among LION, Inc., LION Acq. LLC, Tuttle Risk Management Services Inc., Anthony Berris (individually and as the Stockholders' Representative), and Sern Clementson *

    4.1        Form of 8% Promissory Note due October 2007, issuable by LION,
               Inc. *

    10.1 Put Agreement, dated October 12, 2004, between LION, Inc. and certain stockholders of Tuttle Risk Management Services Inc. *

    10.2 Secured Notes Agreement, dated October 13, 2004, between Tuttle Risk Management Services Inc., the stockholders of Tuttle Risk Management Services Inc., LION, Inc., and Anthony Berris, as Stockholders' Representative *

    10.3       Unconditional Guaranty, dated October 13, 2004, by LION, Inc. *

    10.4 LION, Inc. Employment and Non-Competition Agreement, dated October 13, 2004, between LION, Inc., and Anthony Berris *

    99.1 Press release dated October 13, 2004, announcing LION's signing of a definitive agreement to acquire Tuttle Risk Management Services Inc. *

    99.2 Press release dated October 15, 2004, announcing the completion of the acquisition of Tuttle Risk Management Services Inc. *

-----------------
* Incorporated by reference to the Current Report on Form 8-K, as filed on October 18, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LION, Inc.


                                       By:  /s/ Randall D. Miles
                                            ---------------------
                                            Randall D. Miles
                                            Chairman and Chief Executive Officer


Date: October 19, 2004

                                       3